___________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026
___________________________________
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
___________________________________

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement (Cash Flow)

As previously disclosed, on December 15, 2025, Workhorse Group Inc. (“Workhorse” or the “Company”) entered into (i) that certain Credit Agreement (Customer Orders) (the “Customer Order Credit Agreement”) and (ii) that certain Credit Agreement (Cash Flow) (the “Cash Flow Credit Agreement” and together with the Customer Order Credit Agreement, the “Credit Agreements”), each dated as of December 15, 2025, by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and Motive GM Holdings II LLC (“MGMH”), as lender, each as amended by that certain Omnibus Amendment No. 1, dated as of April 25, 2026, by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and MGMH, as lender (“Amendment No. 1”) and that certain Omnibus Amendment No. 2, dated as of June 16, 2026 by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and MGMH, as lender (“Amendment No. 2”).

On August 11, 2026, the Company entered into an Amendment No. 3 to Credit Agreement (Cash Flow) (“Amendment No. 3”), which amends the Cash Flow Credit Agreement (i) to increase the Commitment (as defined in Amendment No. 3) thereunder from $30,000,000 to $40,000,000 in accordance with Section 10.01 of the Cash Flow Credit Agreement and (ii) to defer interest payments on (x) the additional $10,000,000 loan made pursuant to Amendment No. 2 and (y) the additional $10,000,000 loan made pursuant to Amendment No. 3 until the first Interest Payment Date (as defined in the Cash Flow Credit Agreement) occurring after January 31, 2027.

Amendment No. 3 further included an obligation by the Company to issue to MGMH warrants (the “Warrants”) to purchase an aggregate of 1,500,000 shares of the Company’s Common Stock, par value $0.001 per share, with an exercise price equal to $10.00 per share, consisting of 750,000 warrant shares issued in connection with the additional borrowing of $10,000,000 permitted by Amendment No. 3 and 750,000 warrant shares issued in connection with the additional borrowing of $10,000,000 permitted by Amendment No. 2 (and in satisfaction of the Company’s previously disclosed obligation to issue warrants in connection with such amendment). Upon issuance, which will occur promptly following satisfaction of all notification obligations with the Nasdaq Capital Market, the Warrants are exercisable immediately and for a period of five years.

The foregoing summary and description of Amendment No. 3 and the Warrants are not and do not purport to be complete and are subject to, and qualified in their entirety by, (i) the full text of Amendment No. 3 a copy of which is filed as Exhibit 10.1 and is incorporated by reference, and (ii) the Warrants, a copies of the form of which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information related to Amendment No. 3 and the Warrants set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by this Item 3.02, the information related to the Warrants set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Warrants will be issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act and Rule 506 promulgated thereunder. The Warrants contain representations to support the Company’s reasonable belief that MGMH is acquiring the Warrants for its own account and not with a view to the distribution thereof. The Warrants described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the Warrants and any certificates representing shares issued pursuant to the Warrant shall bear legends to that effect. Accordingly, the Warrants may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01. Other Events

Rent Deferral Arrangement

As previously disclosed, on April 25, 2026, the Company and Mango Workhorse, LLC (“Lessor”) entered into an agreement whereby Lessor agreed to a deferral of the Company’s monthly rental payments pursuant to the lease for the Company’s manufacturing facility in Union City, Indiana for the five months beginning May 2026 and ending September 2026, with the entire deferred amount due and payable in a single lump-sum payment on or before September 30, 2026 (the “Prior Deferred Payments”).

On August 12, 2026, the Company and Lessor entered into an agreement whereby Lessor agreed to a deferral of (i) the Prior Deferred Payments and (ii) the Company’s monthly rental payments pursuant to the lease for the Company’s manufacturing facility in Union City, Indiana for the four months beginning October 2026 and ending January 2027, with the entire deferred amounts due and payable in a single lump-sum payment on or before January 31, 2027.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
10.1*	Amendment No. 3, dated as of August 11, 2026, by and among Workhorse Group Inc., as borrower, the subsidiary guarantors party thereto and Motive GM Holdings II LLC, as lender.
10.2*	Form of Common Stock Purchase Warrant by and among Workhorse Group Inc., certain subsidiaries of Workhorse Group Inc., and Motive GM Holdings II LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: August 12, 2026	By: /s/ Jody Davis
Name: Jody Davis
Title: Chief Financial Officer